UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2022

IVEDA SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53285	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1774 S. Val Vista, Suite 213 Mesa, Arizona	85204
(Address of Principal Executive Offices)	(Zip Code)

(480) 307-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	IVDA	The Nasdaq Stock Market, LLC
Common Stock Purchase Warrants	IVDAW	The Nasdaq Stock Market, LLC

Item 1.01.	Entry into a Material Definitive Agreement.

Underwritten Public Offering

On March 31, 2022, Iveda Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) between the Company and Maxim Group LLC (the “Underwriter”), relating to the Company’s underwritten public offering (the “Offering”) of 1,885,000 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) and accompanying warrants (the “Warrants”) to purchase an additional 1,885,000 shares of Common Stock. The Warrants are exercisable immediately at an exercise price of $4.25 per share of Common Stock and expire in five years. The Offering was made pursuant to the Company’s registration statement on Form S-1 (File No. 333-261963), previously filed with Securities Exchange Commission (SEC) and subsequently declared effective by the SEC on March 31, 2022. A final prospectus relating to the offering was filed with the SEC on April 4, 2022.

Pursuant to the Underwriting Agreement, the public offering price was $4.25 per Share and Warrant combined, and the Underwriter purchased the Shares and Warrants at an 8.0% discount to the public offering price. The Company granted the Underwriter the option to purchase, within 45 days from the date of the Underwriting Agreement, an additional 279,700 shares of Common Stock at $4.24, the same price per share as the Shares, and an additional 279,700 Warrants at $0.01 per Warrant (the “Over-Allotment Option”), of which the Underwriter exercised a partial option on April 1, 2022 to purchase all 279,700 Warrants in the Over-Allotment Option at $0.01 per Warrant.

The Underwriting Agreement includes customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement and related “lock-up” agreements, the Company, each director and executive officer of the Company and certain significant stockholders of the Company have agreed not to sell, transfer or otherwise dispose of securities of the Company, without the prior written consent of the Underwriter, for a 180-day period, subject to certain limitations therein.

The underwriter acted as sole book-running manager for the Offering and in addition to underwriting discounts and commissions of approximately $641,000, plus reimbursement of counsel fees in the amount of $100,000. The Underwriter also received warrants to purchase shares of Common Stock equal to 8.0% of the aggregate number of shares of Common Stock sold in the Offering (the “Underwriter’s Warrants”). The Underwriters’ Warrants will be exercisable for a period commencing 180 days following the closing of the offering and ending on the fifth anniversary of the closing date at an exercise price equal to $4.675 per share, or 110% of the offering price of the common stock.

On April 5, 2022, the Offering closed resulting in the Company selling a total of 1,885,000 shares of Common Stock, and 2,164,700 Warrants sold including the exercise of the Underwriter’s over-allotment option for 279,700 Warrants, for gross proceeds of $8,014,047, before deducting underwriting discounts, commissions, and other estimated offering expenses. The Company intends to use the net proceeds of this Offering to provide funding for product development, marketing and business development, information technology upgrades and working capital, as set forth in the prospectus.

The Warrants were issued pursuant to a Warrant Agency Agreement entered into by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

The Underwriting Agreement is included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the form of Underwriters’ Warrant is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. A copy of the Warrant Agent Agreement is filed as Exhibit 4.2 to this Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.

In accordance with the Company’s reverse stock split on a 1 for 8 basis, effective March 31, 2022, the Registrant filed a Certificate of Change to its Articles of Incorporation pursuant to Section 78.209 of the Nevada Revised Statutes (the “Amendment”). The Amendment effectuated a reverse stock split of the Registrant’s common stock, par value $0.00001 per share (the “Common Stock”) and preferred stock, par value $0.00001 per share (the “Preferred Stock”) by simultaneously decreasing the number of the Registrant’s authorized and outstanding capital stock on a basis of 1 for 8 shares (the “Split”). Accordingly, upon effectiveness of the Split, the Registrant’s authorized capital stock shall consist of (i) 37,500,000 shares of Common Stock and (ii) 12,500,000 shares of Preferred Stock, of which approximately 9,676,647 shares of Common Stock and no shares of Preferred Stock shall be outstanding.

Item 7.01.	Regulation FD Disclosure.

On March 31, 2022, and April 5, 2022, the Company issued press releases announcing the pricing of the Offering and the closing of the Offering, respectively. In connection with the pricing of the Offering, the Company’s Common Stock and Warrants were listed for trading on The Nasdaq Capital Market under the symbols “IVDA” and “IVDAW,” respectively, beginning at the opening of trading hours on April 1, 2022. Copies of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements And Exhibits

(a)	Exhibits

Number	Description
1.1	Underwriting Agreement between the Company and Maxim Group LLC dated March 31, 2022
4.1	Common Stock Purchase Warrant
4.2	Warrant Agent Agreement between the Company and American Stock Transfer & Trust Company, LLC
4.3	Form of Common Stock Purchase Warrant (Incorporated by reference to Exhibit 4.18 to the Company’s Registration Statement on Form S-1, as amended, originally filed on December 30, 2021)
5.1	Opinion of McCarter & English, LLP
99.1	Press Release dated March 31, 2022
99.2	Press Release dated April 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVEDA SOLUTIONS, INC.

Date: April 6, 2022	By:	/s/ David Ly
	Name:	David Ly
	Title:	Chief Executive Officer